UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 5, 2005
(Date of earliest event reported)

HAUPPAUGE DIGITAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13559	11-3227864
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

91 Cabot Court, Hauppauge, NY 11788
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (631) 434-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 5, 2005, Hauppauge Digital, Inc. issued a press release announcing its financial results for the fiscal second quarter ended March 31, 2005 and the six month period ended March 31, 2005. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

99.1 Press Release, dated May 5, 2005, issued by Hauppauge Digital, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAUPPAUGE DIGITAL, INC.

Dated: May 10, 2005	By:	/s/ Gerald Tucciarone
Gerald Tucciarone
Title: Chief Financial Officer